Exhibit 10.24.2

SECOND AMENDMENT TO LEASE AGREEMENT

DATED AS OF             , 2013

BY AND BETWEEN

ESA CANADA ADMINISTRATOR L.L.C.

AS LANDLORD

ESA CANADA PROPERTIES TRUST

AS BENEFICIAL OWNER,

AND

ESA CANADA OPERATING LESSEE ULC

AS TENANT

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of             , 2013, by and between ESA CANADA ADMINISTRATOR L.L.C., a Delaware limited liability company (“Landlord”), in its capacity as registered owner of the Land and administrator of Beneficial Owner, ESA CANADA PROPERTIES TRUST, a Delaware statutory trust (“Beneficial Owner”) and ESA CANADA OPERATING LESSEE ULC (f/k/a ESA Canada Operating Lessee, Inc.), a British Columbia unlimited liability company (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated as of October 8, 2010, as amended by that certain First Amendment to Lease Agreement dated as of November 30, 2012 (collectively, as so amended, the “Original Lease Agreement”), pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement;

WHEREAS, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Lease Agreement;

WHEREAS, Tenant and Management Parties have entered into that certain Management Agreement dated as of the date hereof for the management and operation of the Leased Property, which Management Agreement is the “Management Agreement” as such term is defined in the Original Lease Agreement; and

WHEREAS, Landlord and Tenant wish to further amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Amendments. Effective as of the date of this Amendment:

(a) The definition of “Affiliate” in Article 1 of the Original Lease Agreement is hereby amended by deleting the last sentence thereof.

(b) The definition of “ESH Hospitality” in Article 1 of the Original Lease Agreement is hereby amended and restated in its entirety as follows:

“‘ESH Hospitality’ means ESH Hospitality, Inc. (f/k/a ESH Hospitality LLC), a Delaware corporation, together with its successors and assigns.”

(c) The definition of “HVM Manager” in Article 1 of the Original Lease Agreement is hereby deleted.

(d) The definition of “Manager Parent” in Article 1 of the Original Lease Agreement is hereby amended and restated in its entirety as follows:

“‘Manager Parent’ means ESA Management, LLC, a Delaware limited liability company, together with its successors and assigns.”

(e) Section 2.3 of the Original Lease Agreement is hereby amended to extend the Fixed Term by three (3) years, to expire on the eighth anniversary of the last day of the month in which the Commencement Date occurs (i.e., October 31, 2018), unless sooner terminated in accordance with the provisions of the Lease.

(f) Section 3.1(b)(ii) of the Original Lease Agreement is hereby amended by deleting the reference to “20 days” in the second sentence thereof and replacing the same with “35 days”.

(g) Section 5.7 of the Original Lease Agreement is hereby amended by deleting the second sentence thereof.

(h) Section 11.5 of the Original Lease Agreement is hereby amended and restated in its entirety as follows:

“11.5 Cash Management System. Landlord directs Tenant and Tenant acknowledges and agrees, pursuant to the terms of the Cash Management Agreement, to deposit or cause to be deposited, and to cause Management Parties to deposit, all Receipts from the operation of the Leased Property and the Hotels into the Cash Management System so long as any amounts under the Loan are outstanding. Landlord hereby expressly authorizes Tenant to receive any and all amounts released by Lender from the Cash Management System, including, without limitation, amounts deposited by Lender into any remainder account or subaccount or released by Lender from any reserve or escrow account or subaccount. For each month during the Term, the difference (the “Monthly Deposit Credit”) between (a) all Receipts deposited by or on behalf of Tenant into the Cash Management System and (b) the sum of (i) any such funds deposited into the operating expense subaccount and the ground lease subaccount thereunder on account of the Leased Property, plus (ii) the allocated share of funds deposited by or on behalf of Tenant into the insurance escrow subaccount thereunder on account of the Leased Property relating to insurance to be provided by Tenant under Section 9.1(b), plus (iii) any other such funds deposited into any other subaccount thereunder for the payment of any costs, expenses or other amounts on account of the Leased Property the payment of which are the responsibility of Tenant under the Lease, shall be deemed to offset and be applied to the payment of Fixed Rent, Percentage Rent, and, if applicable, any Additional Charges, respectively (and applied in that order), owed by Tenant for such month. For the avoidance of doubt, funds deposited into the Cash Management System (including any subaccounts thereof) for the payment of monthly debt service in respect of the Loan and any costs, expenses or other amounts the payment of which are not the responsibility of Tenant under the Lease, shall constitute the Monthly Deposit Credit and shall be deemed to offset and be applied to the payment of Fixed Rent, Percentage Rent, and, if applicable, any Additional Charges, respectively (and applied in that order), owed by Tenant for such month. If and to the extent that excess Receipts available to be released by Lender from the Cash Management System to Landlord (such funds, the “Excess Funds”) and released to Landlord, Landlord shall (A) calculate the balance of the Rent (the “Rent Balance”), if any, owed by Tenant for such month after taking into account the Monthly Deposit Credit, (B) deduct the Rent Balance from the Excess Funds and (C) disburse the remaining Excess Funds, if any, to or as directed by Tenant from time to time. If (x) any Excess Funds are retained in the Cash Management System and (y) the Monthly Deposit Credit exceeds the amount of the Rent owed by Tenant for any given month (the “Excess Monthly Deposit Credit”), then the Excess Monthly Deposit Credit shall accrue interest at the Interest Rate until paid or otherwise satisfied by Landlord or applied as payment of rent in future periods; provided, that Tenant hereby waives its right to enforce or collect Excess Monthly Deposit Credits in cash against Landlord until the date which is 12 months after the Loan has been indefeasibly paid in full and any such Excess Monthly Deposit Credits shall be subject to and subordinate in all respects to the Loan and the Loan Documents in accordance with the terms and provisions of Section 11.1. Landlord and Tenant acknowledge that the foregoing provisions of this Section 11.5 do not constitute, and shall not be construed as, a waiver, modification or amendment of the terms or provisions of any Cash Management System or of the manner, timing, priority, amounts, sequence of distribution or method of the application of Receipts or other payments under any Cash Management System.”

(i) Section 11.6 of the Original Lease Agreement is hereby amended and restated in its entirety as follows:

“11.6 Compliance with Special Purpose Provisions. So long as the Loan is outstanding, Tenant hereby represents, warrants, and covenants that (a) it is, shall be, and shall continue to be a Special Purpose Entity and (b) Tenant’s sole equityholder is, shall be and shall continue to be a Special Purpose Entity.

(j) [Article 18 of the Original Lease Agreement is hereby amended by deleting the words “ESH Hospitality Holdings LLC, a Delaware limited liability company” therefrom and replacing the same with “Extended Stay America, Inc., a Delaware corporation”.]

(k) Section 20.1 of the Original Lease Agreement is hereby amended by deleting the last sentence thereof.

(l) The addresses for notices of Landlord and Tenant set forth in Section 21.10(c) of the Original Lease Agreement are hereby updated as as follows:

If to Landlord and/or Beneficial Owner to:

11525 N. Community House Road, Suite 100

Charlotte, NC 28277

Attention: President

Facsimile No.: (980) 335-3089

Attention: General Counsel

Facsimile No.: (980) 335-3089

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Harry R. Silvera, Esq.

Facsimile No.: (212) 859-4000

If to Tenant to:

11525 N. Community House Road, Suite 100

Charlotte, NC 28277

Attention: President

Facsimile No.: (980) 335-3089

Attention: General Counsel

Facsimile No.: (980) 335-3089

with a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Harry R. Silvera, Esq.

Facsimile No.: (212) 859-4000

(m) Section 21.18 of the Original Lease Agreement is hereby deleted in its entirety.

(n) Exhibit A of the Original Lease Agreement is hereby deleted in its entirety, and Annex A attached hereto is hereby incorporated in, made a part of and attached to the Original Lease Agreement as a new “Exhibit A”.

(o) Exhibit C of the Original Lease Agreement is hereby deleted in its entirety, and Annex B attached hereto is hereby incorporated in, made a part of and attached to the Original Lease Agreement as a new “Exhibit C”.

2. Fiscal Year 2013 Percentage Rent. In calculating Percentage Rent for Fiscal Year 2013, the Thresholds shall be calculated using the weighted average of the Thresholds set forth in the Original Lease Agreement (weighted by the number of days elapsed in Fiscal Year 2013 prior to the date of this Amendment) and the Thresholds set forth on Annex B hereto (weighted by the number of days in Fiscal Year 2013 from and after the date of this Amendment). From and after the date of this Amendment, each Progress Installment in Fiscal Year 2013 shall be calculated (utilizing the weighted average of the Thresholds described above) to reflect the number of months or partial months remaining in such Fiscal Year.

3. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Amendment.

4. Applicable Law. This Amendment shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Amendment, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

5. Successors Bound. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respect successors and assigns.

6. Counterparts; Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall be effective as of the date hereof when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall have been signed. Headings in this Amendment are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

7. Incorporation of Recitals. The recitals set forth in the preamble of this Amendment are hereby incorporated into this Amendment as if fully set forth herein.

8. Beneficial Owner Ratification. Beneficial Owner ratifies and confirms that it has irrevocably authorized and directed Landlord to execute and deliver this Amendment and that such authorization and direction shall constitute Beneficial Owner’s giving of full and sufficient authority to Landlord for Landlord to execute and deliver this Amendment. Landlord and Beneficial Owner acknowledge that Tenant is relying on such authorization and direction and that Tenant shall not be obligated to look further into the terms of the trust between Landlord and Beneficial Owner.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above first written.

LANDLORD

ESA CANADA ADMINISTRATOR L.L.C.

By:
Name:
Title:

TENANT

ESA CANADA OPERATING LESSEE ULC

By:
Name:
Title:

BENEFICIAL OWNER

ESA CANADA PROPERTIES TRUST

By:
Name:
Title:

SECOND AMENDMENT TO OPERATING LEASE (CANADA)

ANNEX A

(see attached)

	Address	Minimum Rent — Through 12/31/2014	Minimum Rent — 2015	Minimum Rent — 2016	Minimum Rent — 2017	Minimum Rent — 2018	Minimum Rent — 2019	Minimum Rent — 2020	Minimum Rent — 2021	Minimum Rent — 2022	Minimum Rent — 2023	Minimum Rent — 2024	Minimum Rent — 2025	Minimum Rent — 2026	Minimum Rent — 2027	Minimum Rent — 2028
1	141 Cooper Street, Ottawa, ON	$2,806,000.00	$2,918,000.00	$3,035,000.00	$3,156,000.00	$3,282,000.00	$3,413,000.00	$3,549,000.00	$3,692,000.00	$3,840,000.00	$3,994,000.00	$4,154,000.00	$4,321,000.00	$4,494,000.00	$4,673,000.00	$4,860,000.00
2	3600 Steeles Avenue West, Vaughan, ON	$2,219,000.00	$2,308,000.00	$2,400,000.00	$2,496,000.00	$2,596,000.00	$2,700,000.00	$2,808,000.00	$2,920,000.00	$3,037,000.00	$3,158,000.00	$3,284,000.00	$3,415,000.00	$3,552,000.00	$3,694,000.00	$3,842,000.00
3	222 LeMarchant Road, St Johns, NL	$1,353,000.00	$1,407,000.00	$1,463,000.00	$1,522,000.00	$1,583,000.00	$1,646,000.00	$1,712,000.00	$1,780,000.00	$1,851,000.00	$1,925,000.00	$2,002,000.00	$2,082,000.00	$2,165,000.00	$2,252,000.00	$2,342,000.00
	Aggregate(1)	$6,378,000.00	$6,633,000.00	$6,898,000.00	$7,174,000.00	$7,461,000.00	$7,759,000.00	$8,069,000.00	$8,392,000.00	$8,728,000.00	$9,077,000.00	$9,440,000.00	$9,818,000.00	$10,211,000.00	$10,619,000.00	$11,044,000.00

(1)	in CAD$

ANNEX B

EXHIBIT C

PROVISIONS RELATING TO PERCENTAGE RENT

Percentage Rent for any Fiscal Year shall equal the sum of:

(a) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 1 Threshold but less than or equal to the Tier 2 Threshold and (ii) the Tier 1 Percentage; plus

(b) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 2 Threshold but less than or equal to the Tier 3 Threshold and (ii) the Tier 2 Percentage; plus

(c) the product of (i) all Gross Revenues for such Fiscal Year in excess of the Tier 3 Threshold and (ii) the Tier 3 Percentage.

“Tier 1 Percentage” means fifty-four percent (55%).

“Tier 1 Threshold” means $C11,520,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Tier 2 Percentage” means sixty-five percent (65.5%).

“Tier 2 Threshold” means $C12,550,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Tier 3 Percentage” means seventy-five percent (77.5%).

“Tier 3 Threshold” means $C14,300,000.00, increasing at a rate of three percent (3%) per annum compounded annually for each Fiscal Year.

“Thresholds” means each of the Tier 1 Threshold, the Tier 2 Threshold, and the Tier 3 Threshold.